Exhibit 99.1

FOR RELEASE: IMMEDIATELY	Frank Leto, President, CEO
FOR MORE INFORMATION CONTACT:	610-581-4730
Mike Harrington, CFO
610-526-2466

Bryn Mawr Bank Corporation Reports
Second Quarter Net Income of $15.8 Million,
Increases Dividend by 4% to $0.26 per share

BRYN MAWR, Pa., July 18, 2019 - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported net income of $15.8 million, or $0.78 diluted earnings per share for the three months ended June 30, 2019, as compared to net income of $10.7 million, or $0.53 diluted earnings per share, for the three months ended March 31, 2019, and $14.7 million, or $0.72 diluted earnings per share, for the three months ended June 30, 2018.

On a non-GAAP basis, core net income, which excludes income tax charges incurred in connection with the Tax Cuts and Jobs Act ("Tax Reform"), due diligence and merger-related expenses, one-time costs associated with our voluntary Years of Service Incentive Program (the “Incentive Program”), and other non-core income and expense items, as detailed in the appendix to this earnings release, was $15.8 million, or $0.78 diluted earnings per share, for the three months ended June 30, 2019, as compared to $14.2 million, or $0.70 diluted earnings per share, for the three months ended March 31, 2019, and $17.0 million, or $0.83 diluted earnings per share, for the three months ended June 30, 2018. Management believes the core net income measure is important in evaluating the Corporation’s performance on a more comparable basis between periods. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

"We continue to execute on our strategy as reflected in our second quarter results,” commented Frank Leto, President and Chief Executive Officer, continuing, “Despite the challenges of a flat yield curve and an increasingly competitive market for loans and deposits, we continue to produce solid results in both the Bank and Wealth businesses without compromising on the execution of longer term vision as demonstrated by our ongoing investments in talent and technology.”

Mr. Leto then continued, “I am also pleased to announce that the Board of Directors has approved a dividend increase of 4%, making this the ninth consecutive year the Corporation has raised its dividend.”

The Board of Directors of the Corporation declared a quarterly dividend of $0.26 per share, payable September 1, 2019 to shareholders of record as of August 1, 2019.

SIGNIFICANT ITEMS OF NOTE

Results of Operations – Second Quarter 2019 Compared to First Quarter 2019

•
Net income for the three months ended June 30, 2019 was $15.8 million, compared to net income of $10.7 million for the three months ended March 31, 2019. Net interest income for the three months ended June 30, 2019 was $36.6 million, a decrease of $1.0 million over the linked quarter. The provision for loan and lease losses (the “Provision”) for the three months ended June 30, 2019 decreased $2.1 million as compared to the first quarter of 2019. Total noninterest income increased $968 thousand, total noninterest expense decreased $4.5 million, and income tax expense increased $1.5 million for the three months ended June 30, 2019, as compared to the three months ended March 31, 2019.

On a non-GAAP basis, core net income, which excludes income tax charges incurred in connection with Tax Reform, due diligence and merger-related expenses, one-time costs associated with the Incentive Program, and other non-core income and expense items, as detailed in the appendix to this earnings release, was $15.8 million, or $0.78 per diluted share, for the three months ended June 30, 2019, as compared to $14.2 million or $0.70 per diluted share, for the three months ended March 31, 2019. Management believes the core net income measure is important in evaluating the Corporation’s performance on a more comparable basis between periods. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

•
Net interest income for the three months ended June 30, 2019 was $36.6 million, a decrease of $1.0 million over the linked quarter. Tax-equivalent net interest income for the three months ended June 30, 2019 was $36.7 million, a decrease of $1.0 million over the linked quarter. Tax-equivalent net interest income for the second quarter of 2019 was impacted by the accretion of purchase accounting fair value marks of $1.3 million as compared to $2.1 million for the linked quarter. Excluding the effects of these purchase accounting fair value marks, the adjusted tax-equivalent net interest income for the three months ended June 30, 2019 was $35.4 million, a decrease of $182 thousand over the linked quarter. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release. Items contributing to the decrease in tax-equivalent net interest income adjusted for purchase accounting included an increase of $1.5 million in interest paid on deposits, partially offset by an increase of $749 thousand in tax-equivalent interest and fees earned on loans and leases and a decrease of $586 thousand of interest expense on short-term borrowings for the three months ended June 30, 2019 as compared to the linked quarter ended March 31, 2019.

Interest expense on deposits for the three months ended June 30, 2019 increased $1.6 million over the linked quarter. The increase was primarily due to a 16 basis point increase in the rate paid on deposits as compared to the linked quarter. The increase in rate paid was related to the competitive dynamics in the markets in which we operate and certain promotional interest rates offered during the first and second quarters of 2019. A $120.7 million increase in average interest-bearing deposits also contributed to the increase in interest expense on deposits.

Tax-equivalent interest and fees earned on loans and leases for the three months ended June 30, 2019 was relatively unchanged as compared to the linked quarter, decreasing $55 thousand. Average loans and leases for the three months ended June 30, 2019 increased $46.5 million over the linked quarter and experienced a 13 basis point decrease in tax-equivalent yield.

Tax-equivalent interest income on available for sale investment securities for the three months ended June 30, 2019 was relatively unchanged as compared to the linked quarter, increasing $25 thousand. Average available for sale investment securities increased by $15.0 million over the linked quarter and experienced a 7 basis point tax-equivalent yield decrease.

Interest expense on short-term borrowings for the three months ended June 30, 2019 decreased $586 thousand over the linked quarter. Average short-term borrowings decreased $89.1 million coupled with a 34 basis point decrease in the rate paid as compared to the linked quarter.

•
The tax-equivalent net interest margin was 3.55% for the three months ended June 30, 2019 as compared to 3.75% for the linked quarter. Adjusting for the impact of the accretion of purchase accounting fair value marks, the adjusted tax-equivalent net interest margin was 3.43% for the three months ended June 30, 2019 as compared to 3.54% for the linked quarter. The main drivers for the decrease in the adjusted tax-equivalent net interest margin were the rate and volume increases of interest-bearing deposits as discussed above. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

•
Noninterest income of $20.2 million for the three months ended June 30, 2019 increased $968 thousand as compared to the linked quarter. Contributing to the increase were increases of $1.1 million, $433 thousand, and $205 thousand in fees for wealth management services, net gain on sale of loans, and other operating income, respectively, partially offset by a decrease of $730 thousand in capital markets revenue.

•
Noninterest expense of $35.2 million for the three months ended June 30, 2019 decreased $4.5 million as compared to $39.7 million for the first quarter of 2019. The decrease on a linked quarter basis was primarily due to decreases of $3.9 million and $849 thousand in salaries and wages and employee benefits, respectively, largely driven by the $4.5 million one-time expense from the Incentive Program recorded in the first quarter of 2019.

•
The Provision decreased $2.1 million for the three months ended June 30, 2019 to $1.6 million, as compared to $3.7 million for the first quarter of 2019. During the second quarter of 2019, net loan and lease charge-offs of $1.1 million represented a $1.5 million, or 58.3%, decrease from the first quarter of 2019. Contributing to net charge-offs for the second quarter of 2019 was $554 thousand in charge-offs recorded in conjunction with the sale of a group of nonperforming loans. The decrease in net charge-offs on a linked quarter basis was primarily related to the partial charge-off of a single commercial credit recorded in the first quarter of 2019. The effect of the decrease in net charge-offs on a linked quarter basis was partially offset by increases in certain qualitative factors used in the allowance for loan and lease losses (the "Allowance") calculation.

•
The effective tax rate for the second quarter of 2019 increased to 21.18% as compared to 20.57% for the first quarter of 2019. The increase was primarily related to a $97 thousand decrease in net discrete tax benefits for the second quarter of 2019 as compared to the first quarter of 2019. These discrete items were the result of excess tax benefits from stock-based compensation.

Results of Operations – Second Quarter 2019 Compared to Second Quarter 2018

•
Net income for the three months ended June 30, 2019 was $15.8 million, or $0.78 diluted earnings per share, as compared to net income of $14.7 million, or diluted earnings per share of $0.72 for the same period in 2018. Net interest income for the three months ended June 30, 2019 was $36.6 million, a decrease of $705 thousand as compared to the same period in 2018. The Provision for the three months ended June 30, 2019 decreased $1.5 million as compared to the same period in 2018. Total noninterest income increased $146 thousand, total noninterest expense decreased $648 thousand, and income tax expense increased $516 thousand for the three months ended June 30, 2019 as compared to the same period in 2018.

On a non-GAAP basis, core net income, which excludes income tax charges incurred in connection with Tax Reform, due diligence and merger-related expenses, one-time costs associated with the Incentive Program, and other non-core income and expense items, as detailed in the appendix to this earnings release, was $15.8 million, or $0.78 per diluted share, for the three months ended June 30, 2019 as compared to $17.0 million, or $0.83 per diluted share, for the same period in 2018. Management believes the core net income measure is important in evaluating the Corporation’s performance on a more comparable basis between periods. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

•
Net interest income for the three months ended June 30, 2019 was $36.6 million, a decrease of $705 thousand as compared to the same period in 2018. Tax-equivalent net interest income for the three months ended June 30, 2019 was $36.7 million, a decrease of $687 thousand as compared to the same period in 2018. Tax-equivalent net interest income for the second quarter of 2019 was impacted by the accretion of purchase accounting fair value marks of $1.3 million as compared to $2.2 million for the same period in 2018. Excluding the effects of these purchase accounting fair value marks, the adjusted tax-equivalent net interest income for the three months ended June 30, 2019 was $35.4 million, an increase of $244 thousand as compared to the same period in 2018. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release. Items contributing to the increase adjusted for purchase accounting included increases of $3.9 million and $507 thousand in tax-equivalent interest and fees earned on loans and leases and tax-equivalent interest earned on available for sale investment securities, respectively, as well as decreases of $628 thousand and $230 thousand in interest paid on short-term borrowings and long-term FHLB advances, respectively. These increases to tax-equivalent net interest income were partially offset by a $5.0 million increase in interest paid on deposits for the three months ended June 30, 2019 as compared to the same period in 2018.

Tax-equivalent interest and fees earned on loans and leases increased $3.1 million for the three months ended June 30, 2019 as compared to the same period in 2018. Average loans and leases for the second quarter of 2019 increased $170.9 million from the same period in 2018 and experienced an 11 basis point increase in tax-equivalent yield.

Tax-equivalent interest income on available for sale investment securities increased $507 thousand for the three months ended June 30, 2019 as compared to the same period in 2018. Average available for sale investment securities increased by $35.3 million as compared to the same period in 2018 and experienced a 22 basis point tax-equivalent yield increase.

Interest expense on short-term borrowings and long-term FHLB advances for the three months ended June 30, 2019 decreased $628 thousand and $221 thousand, respectively as compared to the same period in 2018. Average short-term borrowings and average long-term FHLB advances decreased $136.8 million and $49.6 million, respectively, offset by a 17 and 13 basis point increase in the rate paid on short-term borrowings and long-term FHLB advances, respectively, as compared to the same period in 2018.

Interest expense on deposits for the three months ended June 30, 2019 increased $5.2 million as compared to the same period in 2018. The increase was primarily due to a 67 basis point increase in the rate paid on deposits as compared to the same period in 2018. The increase in rate paid was related to the competitive dynamics in the markets in which we operate and certain promotional interest rates offered during the first and second quarters of 2019. A $305.6 million increase in average interest-bearing deposits also contributed to the increase in interest expense on deposits.

•
The tax-equivalent net interest margin was 3.55% for the three months ended June 30, 2019 as compared to 3.81% for the same period in 2018. Adjusting for the impact of the accretion of purchase accounting fair value marks, the adjusted tax-equivalent net interest margin was 3.43% and 3.58% for three months ended June 30, 2019 and 2018, respectively. The main drivers for the decrease in the adjusted tax-equivalent net interest margin were the rate and volume increases of interest-bearing deposits as discussed above. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

•
Noninterest income of $20.2 million for the three months ended June 30, 2019 increased by $146 thousand as compared to the same period in 2018. Increases of $852 thousand and $224 thousand in fees for wealth management services and net gain on sale of loans, respectively, were partially offset by decreases of $616 thousand and $205 thousand of capital markets revenue and insurance commissions, respectively.

•
Noninterest expense of $35.2 million for the three months ended June 30, 2019 decreased $648 thousand as compared to the same period in 2018. Contributing to the decrease were decreases of $3.1 million and $448 thousand in due diligence, merger-related and merger integration expenses and other operating expenses, respectively. Partially offsetting these decreases were increases of $798 thousand, $499 thousand, $440 thousand, and $428 thousand in salaries and wages, furniture, fixtures and equipment expenses, employee benefits, and occupancy and bank premises expense, respectively.

•
The Provision decreased $1.5 million for the three months ended June 30, 2019 to $1.6 million, as compared to $3.1 million for the same period in 2018. The decrease in Provision was related to the smaller volume of loan and lease growth during the second quarter of 2019 as compared to the same period in 2018. Net loan and lease growth during the second quarter of 2019 totaled $11.2 million, as compared to $83.7 million for the same period in 2018. Net charge-offs of loans and leases decreased by $340 thousand for the second quarter of 2019 as compared to the same period in 2018.

•
The effective tax rate for the second quarter of 2019 increased to 21.18% as compared to 20.21% for the second quarter of 2018. The increase was primarily related to a $94 thousand decrease in net discrete tax benefits for the second quarter of 2019 as compared to the same period in 2018. These discrete items were the result of excess tax benefits from stock-based compensation as well as the re-measurement of deferred tax items related to Tax Reform.

Financial Condition – June 30, 2019 Compared to December 31, 2018

•	Total assets as of June 30, 2019 were $4.74 billion, an increase of $84.1 million from December 31, 2018.
The increase was primarily due to a $107.5 million increase in portfolio loans and leases, a $61.3 million increase in other assets, and $43.1 million of operating lease right-of-use assets as of June 30, 2019 included on the balance sheet as a result of a recently adopted accounting pronouncement. The $61.3 million increase in other assets was primarily due to a $31.7 million increase in the fair value of interest rate swaps. Partially offsetting these increases was a decrease in available for sale investment securities of $149.3 million.

•
Available for sale investment securities as of June 30, 2019 totaled $588.1 million, a decrease of $149.3 million from December 31, 2018. The decrease was primarily related to the maturing of $200.0 million short-term U.S. Treasury securities in the first quarter of 2019, partially offset by a $59.1 million increase in mortgage-backed securities.

•
Total portfolio loans and leases of $3.53 billion as of June 30, 2019 increased by $107.5 million from December 31, 2018, an increase of 3.1%. Increases of $98.4 million, $18.3 million, $11.7 million, $8.6 million and $2.5 million in commercial mortgages, leases, residential mortgages, commercial and industrial loans and consumer loans, respectively, were offset by decreases of $28.5 million and $3.5 million in construction loans and home equity loans and lines, respectively.

•
The Allowance as of June 30, 2019 was $21.2 million, or 0.60% of portfolio loans and leases, as compared to $19.4 million, or 0.57% of portfolio loans and leases as of December 31, 2018. In addition to the ratio of Allowance to portfolio loans and leases, management also calculates two non-GAAP measures: the Allowance for originated loans and leases as a percentage of originated loans and leases, which was 0.68% as of June 30, 2019, as compared to 0.67% as of December 31, 2018, and the Allowance plus the remaining loan mark as a percentage of gross loans, which was 1.00% as of June 30, 2019, as compared to 1.08% as of December 31, 2018. A reconciliation of these and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

•
Deposits of $3.63 billion as of June 30, 2019 increased $33.3 million from December 31, 2018. Increases of $104.0 million, $80.4 million, $45.0 million, $39.3 million, and $16.7 million in money market accounts, interest-bearing demand accounts, wholesale non-maturity deposits, noninterest bearing deposits, and savings accounts, respectively, were offset by decreases of $212.1 million and $40.0 million in in wholesale time deposits and retail time deposits, respectively.

•
Borrowings of $376.1 million as of June 30, 2019, which include short-term borrowings, long-term FHLB advances, subordinated notes and junior subordinated debentures, decreased $51.8 million from December 31, 2018, primarily due to a $44.5 million decrease in short-term borrowings.

•	Wealth assets under management, administration, supervision and brokerage totaled $14.82 billion as of June 30, 2019, an increase of $1.39 billion from December 31, 2018.

•
The capital ratios for the Bank and the Corporation, as of June 30, 2019, as shown in the attached tables, indicate regulatory capital levels in excess of the regulatory minimums and the levels necessary for the Bank to be considered “well capitalized.”

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; unanticipated regulatory or legal proceedings, outcomes of litigation or other contingencies; cybersecurity events; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

# # # #

Bryn Mawr Bank Corporation
Summary Financial Information (unaudited)
(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Consolidated Balance Sheet (selected items)
Interest-bearing deposits with banks	$49,643	$29,449	$34,357	$35,233	$39,924
Investment securities	606,844	578,629	753,628	545,320	547,088
Loans held for sale	6,333	2,884	1,749	4,111	4,204
Portfolio loans and leases	3,534,665	3,523,514	3,427,154	3,381,475	3,389,501
Allowance for loan and lease losses ("ALLL")	(21,182)	(20,616)	(19,426)	(18,684)	(19,398)
Goodwill and other intangible assets	205,050	206,006	207,467	208,165	208,139
Total assets	4,736,565	4,631,993	4,652,485	4,388,442	4,394,203
Deposits - interest-bearing	2,691,502	2,755,307	2,697,468	2,522,863	2,466,529
Deposits - non-interest-bearing	940,911	882,310	901,619	834,363	892,386
Short-term borrowings	207,828	124,214	252,367	226,498	227,059
Long-term FHLB advances	47,941	55,407	55,374	72,841	87,808
Subordinated notes	98,616	98,571	98,526	98,482	98,491
Jr. subordinated debentures	21,665	21,622	21,580	21,538	21,497
Total liabilities	4,146,410	4,056,886	4,087,781	3,837,017	3,851,700
Total shareholders' equity	590,155	575,107	564,704	551,425	542,503
Average Balance Sheet (selected items)
Interest-bearing deposits with banks	37,843	32,742	38,957	37,467	37,215	35,306	37,627
Investment securities	587,518	569,915	554,265	546,998	549,249	578,765	542,398
Loans held for sale	3,353	1,214	2,005	4,932	4,413	2,289	3,635
Portfolio loans and leases	3,520,866	3,476,525	3,397,479	3,374,767	3,348,926	3,498,818	3,318,812
Total interest-earning assets	4,149,580	4,080,396	3,992,706	3,964,164	3,939,803	4,115,178	3,902,472
Goodwill and intangible assets	205,593	206,716	207,893	207,880	208,039	206,152	206,790
Total assets	4,651,625	4,545,129	4,413,000	4,376,148	4,344,541	4,598,672	4,295,637
Deposits - interest-bearing	2,794,854	2,674,194	2,602,412	2,493,213	2,489,296	2,734,857	2,464,618
Short-term borrowings	68,529	157,652	128,429	208,201	205,323	112,844	189,019
Long-term FHLB advances	52,397	55,385	67,363	81,460	102,023	53,883	112,911
Subordinated notes	98,587	98,542	98,497	98,457	98,463	98,564	98,447
Jr. subordinated debentures	21,637	21,595	21,553	21,511	21,470	21,616	21,450
Total interest-bearing liabilities	3,036,004	3,007,368	2,918,254	2,902,842	2,916,575	3,021,764	2,886,445
Total liabilities	4,070,160	3,973,043	3,856,694	3,828,241	3,810,640	4,021,870	3,769,498
Total shareholders' equity	581,465	572,086	556,306	547,907	533,901	576,802	526,139

Bryn Mawr Bank Corporation
Summary Financial Information (unaudited)
(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Income Statement
Net interest income	$36,611	$37,647	$37,987	$36,729	$37,316	$74,258	$74,755
Provision for loan and lease losses	1,627	3,736	2,362	664	3,137	5,363	4,167
Noninterest income	20,221	19,253	18,097	18,274	20,075	39,474	39,611
Noninterest expense	35,188	39,724	34,845	33,592	35,836	74,912	71,866
Income tax expense	4,239	2,764	1,746	4,066	3,723	7,003	8,353
Net income	15,778	10,676	17,131	16,681	14,695	26,454	29,980
Net (loss) income attributable to noncontrolling interest	(7)	(1)	(5)	(1)	7	(8)	6
Net income attributable to Bryn Mawr Bank Corporation	15,785	10,677	17,136	16,682	14,688	26,462	29,974
Basic earnings per share	0.78	0.53	0.85	0.82	0.73	1.31	1.48
Diluted earnings per share	0.78	0.53	0.84	0.82	0.72	1.31	1.47
Net income (core) (1)	15,785	14,230	17,167	17,140	17,031	30,015	36,313
Basic earnings per share (core) (1)	0.78	0.71	0.85	0.85	0.84	1.49	1.80
Diluted earnings per share (core) (1)	0.78	0.70	0.84	0.84	0.83	1.48	1.78
Dividends paid or accrued per share	0.26	0.25	0.25	0.25	0.22	0.51	0.44
Profitability Indicators
Return on average assets	1.36%	0.95%	1.54%	1.51%	1.36%	1.16%	1.41%
Return on average equity	10.89%	7.57%	12.22%	12.08%	11.03%	9.25%	11.49%
Return on tangible equity(1)	17.62%	12.65%	20.37%	20.25%	18.90%	15.18%	19.77%
Return on tangible equity (core)(1)	17.62%	16.59%	20.40%	20.78%	21.78%	17.11%	23.76%
Return on average assets (core)(1)	1.36%	1.27%	1.54%	1.55%	1.57%	1.32%	1.70%
Return on average equity (core)(1)	10.89%	10.09%	12.24%	12.41%	12.79%	10.49%	13.92%
Tax-equivalent net interest margin	3.55%	3.75%	3.79%	3.69%	3.81%	3.65%	3.87%
Efficiency ratio(1)	60.23%	60.26%	60.35%	58.75%	55.57%	60.25%	54.85%
Share Data
Closing share price	$37.32	$36.13	$34.40	$46.90	$46.30
Book value per common share	$29.31	$28.52	$28.01	$27.18	$26.80
Tangible book value per common share	$19.16	$18.34	$17.75	$16.95	$16.55
Price / book value	127.33%	126.68%	122.81%	172.55%	172.76%
Price / tangible book value	194.78%	197.00%	193.80%	276.70%	279.74%
Weighted average diluted shares outstanding	20,244,409	20,271,661	20,321,283	20,438,376	20,413,578	20,256,469	20,427,792
Shares outstanding, end of period	20,131,854	20,167,729	20,163,816	20,291,416	20,242,893
Wealth Management Information:
Wealth assets under mgmt, administration, supervision and brokerage (2)	$14,815,298	$14,736,512	$13,429,544	$13,913,265	$13,404,723
Fees for wealth management services	$11,510	$10,392	$11,017	$10,343	$10,658

Bryn Mawr Bank Corporation
Summary Financial Information (unaudited)
(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Capital Ratios(3)
Bryn Mawr Trust Company ("BMTC")
Tier I capital to risk weighted assets ("RWA")	11.71%	11.30%	11.42%	11.55%	11.34%
Total capital to RWA	12.29%	11.87%	11.99%	12.10%	11.91%
Tier I leverage ratio	9.61%	9.48%	9.48%	9.47%	9.49%
Tangible equity ratio (1)	9.58%	9.34%	8.95%	9.29%	9.27%
Common equity Tier I capital to RWA	11.71%	11.30%	11.42%	11.55%	11.34%

Bryn Mawr Bank Corporation ("BMBC")
Tier I capital to RWA	11.01%	10.72%	10.92%	10.90%	10.46%
Total capital to RWA	14.30%	14.00%	14.30%	14.33%	13.87%
Tier I leverage ratio	9.04%	8.99%	9.06%	8.94%	8.75%
Tangible equity ratio (1)	8.51%	8.35%	8.05%	8.23%	8.00%
Common equity Tier I capital to RWA	10.43%	10.14%	10.32%	10.29%	9.86%

Asset Quality Indicators
Net loan and lease charge-offs ("NCO"s)	$1,061	$2,546	$1,620	$1,378	$1,401	$3,607	$3,578

Nonperforming loans and leases ("NPL"s)	$12,179	$19,283	$12,820	$8,990	$9,448
Other real estate owned ("OREO")	155	84	417	529	531
Total nonperforming assets ("NPA"s)	$12,334	$19,367	$13,237	$9,519	$9,979

Nonperforming loans and leases 30 or more days past due	$8,224	$8,489	$7,765	$4,906	$6,749
Performing loans and leases 30 to 89 days past due	9,466	6,432	5,464	9,145	10,378
Performing loans and leases 90 or more days past due	—	—	—	—	—
Total delinquent loans and leases	$17,690	$14,921	$13,229	$14,051	$17,127

Delinquent loans and leases to total loans and leases	0.50%	0.42%	0.39%	0.42%	0.50%
Delinquent performing loans and leases to total loans and leases	0.27%	0.18%	0.16%	0.27%	0.31%
NCOs / average loans and leases (annualized)	0.12%	0.30%	0.19%	0.16%	0.17%	0.21%	0.22%
NPLs / total portfolio loans and leases	0.34%	0.55%	0.37%	0.27%	0.28%
NPAs / total loans and leases and OREO	0.35%	0.55%	0.39%	0.28%	0.29%
NPAs / total assets	0.26%	0.42%	0.28%	0.22%	0.23%
ALLL / NPLs	173.92%	106.91%	151.53%	207.83%	205.31%
ALLL / portfolio loans	0.60%	0.59%	0.57%	0.55%	0.57%
ALLL for originated loans and leases / Originated loans and leases (1)	0.68%	0.68%	0.67%	0.68%	0.71%
(Total ALLL + Loan mark) / Total Gross portfolio loans and leases (1)	1.00%	1.03%	1.08%	1.28%	1.35%

Troubled debt restructurings ("TDR"s) included in NPLs	$4,190	$4,057	$1,217	$1,208	$1,044
TDRs in compliance with modified terms	5,141	5,149	9,745	4,316	4,117
Total TDRs	$9,331	$9,206	$10,962	$5,524	$5,161

(1)	Non-GAAP measure - see Appendix for Non-GAAP to GAAP reconciliation.

(2)	Brokerage assets represent assets held at a registered broker dealer under a clearing agreement.

(3)	Capital Ratios for the current quarter are to be considered preliminary until the Call Reports are filed.

Bryn Mawr Bank Corporation
Detailed Balance Sheets (unaudited)
(dollars in thousands)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Assets
Cash and due from banks	$13,742	$13,656	$14,099	$10,121	$7,318
Interest-bearing deposits with banks	49,643	29,449	34,357	35,233	39,924
Cash and cash equivalents	63,385	43,105	48,456	45,354	47,242
Investment securities, available for sale	588,119	559,983	737,442	528,064	531,075
Investment securities, held to maturity	10,209	10,457	8,684	8,916	7,838
Investment securities, trading	8,516	8,189	7,502	8,340	8,175
Loans held for sale	6,333	2,884	1,749	4,111	4,204
Portfolio loans and leases, originated	3,088,849	3,032,270	2,885,251	2,752,160	2,700,815
Portfolio loans and leases, acquired	445,816	491,244	541,903	629,315	688,686
Total portfolio loans and leases	3,534,665	3,523,514	3,427,154	3,381,475	3,389,501
Less: Allowance for losses on originated loan and leases	(21,076)	(20,519)	(19,329)	(18,612)	(19,181)
Less: Allowance for losses on acquired loan and leases	(106)	(97)	(97)	(72)	(217)
Total allowance for loan and lease losses	(21,182)	(20,616)	(19,426)	(18,684)	(19,398)
Net portfolio loans and leases	3,513,483	3,502,898	3,407,728	3,362,791	3,370,103
Premises and equipment	68,092	67,279	65,648	63,281	54,185
Operating lease right-of-use assets	43,116	43,985	—	—	—
Accrued interest receivable	13,312	13,123	12,585	13,232	13,115
Mortgage servicing rights	4,744	4,910	5,047	5,328	5,511
Bank owned life insurance	58,437	58,138	57,844	57,543	57,243
Federal Home Loan Bank ("FHLB") stock	14,677	10,526	14,530	14,678	16,678
Goodwill	184,012	184,012	184,012	183,864	183,162
Intangible assets	21,038	21,994	23,455	24,301	24,977
Other investments	16,517	16,526	16,526	16,529	16,774
Other assets	122,575	83,984	61,277	52,110	53,921
Total assets	$4,736,565	$4,631,993	$4,652,485	$4,388,442	$4,394,203

Liabilities
Deposits
Noninterest-bearing	$940,911	$882,310	$901,619	$834,363	$892,386
Interest-bearing	2,691,502	2,755,307	2,697,468	2,522,863	2,466,529
Total deposits	3,632,413	3,637,617	3,599,087	3,357,226	3,358,915
Short-term borrowings	207,828	124,214	252,367	226,498	227,059
Long-term FHLB advances	47,941	55,407	55,374	72,841	87,808
Subordinated notes	98,616	98,571	98,526	98,482	98,491
Jr. subordinated debentures	21,665	21,622	21,580	21,538	21,497
Operating lease liabilities	47,393	48,224	—	—	—
Accrued interest payable	8,244	8,674	6,652	7,193	5,230
Other liabilities	82,310	62,557	54,195	53,239	52,700
Total liabilities	4,146,410	4,056,886	4,087,781	3,837,017	3,851,700

Shareholders' equity
Common stock	24,583	24,577	24,545	24,533	24,453
Paid-in capital in excess of par value	376,652	375,655	374,010	373,205	372,227
Less: common stock held in treasury, at cost	(78,583)	(76,974)	(75,883)	(70,437)	(68,943)
Accumulated other comprehensive income (loss), net of tax	1,700	(3,278)	(7,513)	(13,402)	(11,191)
Retained earnings	266,496	255,813	250,230	238,204	226,634
Total Bryn Mawr Bank Corporation shareholders' equity	590,848	575,793	565,389	552,103	543,180
Noncontrolling interest	(693)	(686)	(685)	(678)	(677)
Total shareholders' equity	590,155	575,107	564,704	551,425	542,503
Total liabilities and shareholders' equity	$4,736,565	$4,631,993	$4,652,485	$4,388,442	$4,394,203

Bryn Mawr Bank Corporation
Supplemental Balance Sheet Information (unaudited)
(dollars in thousands)

	Portfolio Loans and Leases as of
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Commercial mortgages	$1,755,798	$1,746,695	$1,657,436	$1,618,493	$1,613,721
Home equity loans and lines	203,852	204,791	207,351	207,806	206,429
Residential mortgages	506,093	502,379	494,355	467,402	449,060
Construction	152,554	159,761	181,078	178,493	190,874
Total real estate loans	2,618,297	2,613,626	2,540,220	2,472,194	2,460,084
Commercial & Industrial	704,167	705,701	695,584	722,999	745,306
Consumer	49,335	47,821	46,814	47,809	51,462
Leases	162,866	156,366	144,536	138,473	132,649
Total non-real estate loans and leases	916,368	909,888	886,934	909,281	929,417
Total portfolio loans and leases	$3,534,665	$3,523,514	$3,427,154	$3,381,475	$3,389,501

	Nonperforming Loans and Leases as of
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Commercial mortgages	$6,072	$5,558	$2,568	$735	$1,011
Home equity loans and lines	49	6,904	3,616	1,933	2,323
Residential mortgages	701	2,863	3,452	2,770	2,647
Construction	—	—	—	291	—
Total nonperforming real estate loans	6,822	15,325	9,636	5,729	5,980
Commercial & Industrial	4,495	2,965	2,101	1,782	1,585
Consumer	60	80	108	117	—
Leases	802	913	975	1,362	1,882
Total nonperforming non-real estate loans and leases	5,357	3,958	3,184	3,261	3,468
Total nonperforming portfolio loans and leases	$12,179	$19,283	$12,820	$8,990	$9,448

	Net Loan and Lease Charge-Offs (Recoveries) for the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Commercial mortgage	$(3)	$1,373	$249	$56	$13
Home equity loans and lines	180	46	107	—	199
Residential	339	329	304	(12)	(1)
Construction	(1)	(1)	—	—	(1)
Total net charge-offs of real estate loans	515	1,747	660	44	210
Commercial & Industrial	(18)	391	298	304	467
Consumer	119	94	147	71	41
Leases	445	314	515	959	683
Total net charge-offs of non-real estate loans and leases	546	799	960	1,334	1,191
Total net charge-offs	$1,061	$2,546	$1,620	$1,378	$1,401

Bryn Mawr Bank Corporation
Supplemental Balance Sheet Information (unaudited)
(dollars in thousands)

	Investment Securities Available for Sale, at Fair Value
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
U.S. Treasury securities	$101	$100	$200,013	$100	$100
Obligations of the U.S. Government and agencies	192,799	186,746	195,855	190,453	183,256
State & political subdivisions - tax-free	6,700	8,468	11,162	15,629	17,254
State & political subdivisions - taxable	170	170	170	170	171
Mortgage-backed securities	348,975	322,913	289,890	284,421	292,563
Collateralized mortgage obligations	38,724	40,486	39,252	36,193	36,634
Other debt securities	650	1,100	1,100	1,098	1,097
Total investment securities available for sale, at fair value	$588,119	$559,983	$737,442	$528,064	$531,075

	Unrealized Gain (Loss) on Investment Securities Available for Sale
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
U.S. Treasury securities	$1	$—	$(13)	$—	$—
Obligations of the U.S. Government and agencies	275	(1,334)	(2,749)	(5,881)	(4,594)
State & political subdivisions - tax-free	8	(5)	(39)	(90)	(57)
State & political subdivisions - taxable	—	—	(1)	(1)	(1)
Mortgage-backed securities	3,364	(696)	(4,186)	(7,584)	(6,141)
Collateralized mortgage obligations	89	(510)	(898)	(1,618)	(1,443)
Other debt securities	—	—	—	(2)	(3)
Total unrealized gains (losses) on investment securities available for sale	$3,737	$(2,545)	$(7,886)	$(15,176)	$(12,239)

	Deposits
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Interest-bearing deposits:
Interest-bearing demand	$745,134	$664,683	$664,749	$578,243	$617,258
Money market	966,596	961,348	862,644	812,027	814,530
Savings	263,830	265,613	247,081	286,266	291,858
Retail time deposits	502,745	531,522	542,702	561,123	536,287
Wholesale non-maturity deposits	100,047	47,744	55,031	24,040	36,826
Wholesale time deposits	113,150	284,397	325,261	261,164	169,770
Total interest-bearing deposits	2,691,502	2,755,307	2,697,468	2,522,863	2,466,529
Noninterest-bearing deposits	940,911	882,310	901,619	834,363	892,386
Total deposits	$3,632,413	$3,637,617	$3,599,087	$3,357,226	$3,358,915

Bryn Mawr Bank Corporation
Detailed Income Statements (unaudited)
(dollars in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Interest income:
Interest and fees on loans and leases	$44,783	$44,837	$44,157	$42,103	$41,689	$89,620	$82,378
Interest on cash and cash equivalents	73	132	83	64	64	205	117
Interest on investment securities	3,532	3,499	3,294	3,066	3,001	7,031	5,793
Total interest income	48,388	48,468	47,534	45,233	44,754	96,856	88,288
Interest expense:
Interest on deposits	9,655	8,097	7,048	5,533	4,499	17,752	7,971
Interest on short-term borrowings	357	943	681	1,096	985	1,300	1,615
Interest on FHLB advances	269	278	331	394	490	547	1,052
Interest on jr. subordinated debentures	352	358	342	337	321	710	609
Interest on subordinated notes	1,144	1,145	1,145	1,144	1,143	2,289	2,286
Total interest expense	11,777	10,821	9,547	8,504	7,438	22,598	13,533
Net interest income	36,611	37,647	37,987	36,729	37,316	74,258	74,755
Provision for loan and lease losses (the "Provision")	1,627	3,736	2,362	664	3,137	5,363	4,167
Net interest income after Provision	34,984	33,911	35,625	36,065	34,179	68,895	70,588
Noninterest income:
Fees for wealth management services	11,510	10,392	11,017	10,343	10,658	21,902	20,966
Insurance commissions	1,697	1,672	1,459	1,754	1,902	3,369	3,595
Capital markets revenue	1,489	2,219	1,367	710	2,105	3,708	2,771
Service charges on deposits	852	808	798	726	752	1,660	1,465
Loan servicing and other fees	553	609	539	559	475	1,162	1,161
Net gain on sale of loans	752	319	1,606	631	528	1,071	1,046
Net gain on sale of investment securities available for sale	—	—	—	—	—	—	7
Net (loss) gain on sale of other real estate owned	—	(24)	3	5	111	(24)	287
Dividends on FHLB and FRB stocks	316	411	305	375	510	727	941
Other operating income	3,052	2,847	1,003	3,171	3,034	5,899	7,372
Total noninterest income	20,221	19,253	18,097	18,274	20,075	39,474	39,611
Noninterest expense:
Salaries and wages	17,038	20,901	17,921	16,528	16,240	37,939	32,222
Employee benefits	3,317	4,166	2,977	3,356	2,877	7,483	6,585
Occupancy and bank premises	3,125	3,252	3,135	2,717	2,697	6,377	5,747
Furniture, fixtures and equipment	2,568	2,389	2,370	2,070	2,069	4,957	3,967
Advertising	504	415	540	349	369	919	830
Amortization of intangible assets	956	938	997	891	889	1,894	1,768
Impairment (recovery) of mortgage servicing rights ("MSRs")	10	17	101	(23)	(1)	27	(51)
Due diligence, merger-related and merger integration expenses	—	—	—	389	3,053	—	7,372
Professional fees	1,316	1,320	1,526	997	932	2,636	1,680
Pennsylvania bank shares tax	513	409	374	472	473	922	946
Data processing	1,303	1,320	1,340	1,155	1,252	2,623	2,447
Other operating expenses	4,538	4,597	3,564	4,691	4,986	9,135	8,353
Total noninterest expense	35,188	39,724	34,845	33,592	35,836	74,912	71,866
Income before income taxes	20,017	13,440	18,877	20,747	18,418	33,457	38,333
Income tax expense	4,239	2,764	1,746	4,066	3,723	7,003	8,353
Net income	$15,778	$10,676	$17,131	$16,681	$14,695	$26,454	$29,980
Net (loss) income attributable to noncontrolling interest	(7)	(1)	(5)	(1)	7	(8)	6
Net income attributable to Bryn Mawr Bank Corporation	$15,785	$10,677	$17,136	$16,682	$14,688	$26,462	$29,974

Per share data:
Weighted average shares outstanding	20,144,651	20,168,498	20,225,993	20,270,706	20,238,852	20,156,509	20,221,010
Dilutive common shares	99,758	103,163	95,290	167,670	174,726	99,960	206,782
Weighted average diluted shares	20,244,409	20,271,661	20,321,283	20,438,376	20,413,578	20,256,469	20,427,792
Basic earnings per common share	$0.78	$0.53	$0.85	$0.82	$0.73	$1.31	$1.48
Diluted earnings per common share	$0.78	$0.53	$0.84	$0.82	$0.72	$1.31	$1.47
Dividends paid or accrued per share	$0.26	$0.25	$0.25	$0.25	$0.22	$0.51	$0.44
Effective tax rate	21.18%	20.57%	9.25%	19.60%	20.21%	20.93%	21.79%

Bryn Mawr Bank Corporation
Tax-Equivalent Net Interest Margin (unaudited)
(dollars in thousands, except per share data)

	For the Three Months Ended															For the Six Months Ended
	June 30, 2019			March 31, 2019			December 31, 2018			September 30, 2018			June 30, 2018			June 30, 2019			June 30, 2018
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid

Assets:
Interest-bearing deposits with other banks	$37,843	$73	0.77%	$32,742	$132	1.64%	$38,957	$83	0.85%	$37,467	$64	0.68%	$37,215	$64	0.69%	$35,306	$205	1.17%	$37,627	$117	0.63%
Investment securities - available for sale:
Taxable	560,999	3,400	2.43%	543,687	3,363	2.51%	524,117	3,075	2.33%	514,360	2,910	2.24%	514,966	2,843	2.21%	552,391	6,763	2.47%	506,887	5,472	2.18%
Tax-exempt	7,530	43	2.29%	9,795	55	2.28%	13,184	70	2.11%	16,056	83	2.05%	18,215	93	2.05%	8,656	98	2.28%	19,352	193	2.01%
Total investment securities - available for sale	568,529	3,443	2.43%	553,482	3,418	2.50%	537,301	3,145	2.32%	530,416	2,993	2.24%	533,181	2,936	2.21%	561,047	6,861	2.47%	526,239	5,665	2.17%

Investment securities - held to maturity	10,417	71	2.73%	8,804	67	3.09%	8,761	63	2.85%	8,378	55	2.60%	7,866	58	2.96%	9,615	138	2.89%	7,889	116	2.97%
Investment securities - trading	8,572	24	1.12%	7,629	22	1.17%	8,203	96	4.64%	8,204	30	1.45%	8,202	22	1.08%	8,103	46	1.14%	8,270	43	1.05%

Loans and leases *	3,524,219	44,903	5.11%	3,477,739	44,958	5.24%	3,399,484	44,274	5.17%	3,379,699	42,214	4.96%	3,353,339	41,782	5.00%	3,501,107	89,861	5.18%	3,322,447	82,536	5.01%

Total interest-earning assets	4,149,580	48,514	4.69%	4,080,396	48,597	4.83%	3,992,706	47,661	4.74%	3,964,164	45,356	4.54%	3,939,803	44,862	4.57%	4,115,178	97,111	4.76%	3,902,472	88,477	4.57%

Cash and due from banks	13,725			14,414			13,962			7,587			7,153			14,068			8,916
Less: allowance for loan and lease losses	(20,844)			(19,887)			(18,625)			(19,467)			(18,043)			(20,368)			(17,837)
Other assets	509,164			470,206			424,957			423,864			415,628			489,794			402,086

Total assets	$4,651,625			$4,545,129			$4,413,000			$4,376,148			$4,344,541			$4,598,672			$4,295,637

Liabilities:

Interest-bearing deposits:
Savings, NOW and market rate deposits	$1,928,755	$5,040	1.05%	$1,798,103	$3,764	0.85%	$1,704,065	$2,883	0.67%	$1,695,214	$2,425	0.57%	$1,722,328	$2,073	0.48%	$1,863,790	$8,804	0.95%	$1,701,732	$3,552	0.42%
Wholesale deposits	345,782	2,143	2.49%	342,696	2,012	2.38%	346,134	1,986	2.28%	256,347	1,329	2.06%	233,714	973	1.67%	344,247	4,155	2.43%	232,508	1,706	1.48%
Retail time deposits	520,317	2,472	1.91%	533,395	2,321	1.76%	552,213	2,179	1.57%	541,652	1,779	1.30%	533,254	1,453	1.09%	526,820	4,793	1.83%	530,378	2,713	1.03%
Total interest-bearing deposits	2,794,854	9,655	1.39%	2,674,194	8,097	1.23%	2,602,412	7,048	1.07%	2,493,213	5,533	0.88%	2,489,296	4,499	0.72%	2,734,857	17,752	1.31%	2,464,618	7,971	0.65%

Borrowings:
Short-term borrowings	68,529	357	2.09%	157,652	943	2.43%	128,429	681	2.10%	208,201	1,096	2.09%	205,323	985	1.92%	112,844	1,300	2.32%	189,019	1,615	1.72%
Long-term FHLB advances	52,397	269	2.06%	55,385	278	2.04%	67,363	331	1.95%	81,460	394	1.92%	102,023	490	1.93%	53,883	547	2.05%	112,911	1,052	1.88%
Subordinated notes	98,587	1,144	4.65%	98,542	1,145	4.71%	98,497	1,145	4.61%	98,457	1,144	4.61%	98,463	1,143	4.66%	98,564	2,289	4.68%	98,447	2,286	4.68%
Jr. subordinated debt	21,637	352	6.53%	21,595	358	6.72%	21,553	342	6.30%	21,511	337	6.22%	21,470	321	6.00%	21,616	710	6.62%	21,450	609	5.73%
Total borrowings	241,150	2,122	3.53%	333,174	2,724	3.32%	315,842	2,499	3.14%	409,629	2,971	2.88%	427,279	2,939	2.76%	286,907	4,846	3.41%	421,827	5,562	2.66%

Total interest-bearing liabilities	3,036,004	11,777	1.56%	3,007,368	10,821	1.46%	2,918,254	9,547	1.30%	2,902,842	8,504	1.16%	2,916,575	7,438	1.02%	3,021,764	22,598	1.51%	2,886,445	13,533	0.95%

Noninterest-bearing deposits	909,945			871,726			878,047			866,314			841,676			890,941			840,571
Other liabilities	124,211			93,949			60,393			59,085			52,389			109,165			42,482
Total noninterest-bearing liabilities	1,034,156			965,675			938,440			925,399			894,065			1,000,106			883,053

Total liabilities	4,070,160			3,973,043			3,856,694			3,828,241			3,810,640			4,021,870			3,769,498

Shareholders' equity	581,465			572,086			556,306			547,907			533,901			576,802			526,139

Total liabilities and shareholders' equity	$4,651,625			$4,545,129			$4,413,000			$4,376,148			$4,344,541			$4,598,672			$4,295,637

Net interest spread			3.13%			3.37%			3.44%			3.38%			3.55%			3.25%			3.62%
Effect of noninterest-bearing sources			0.42%			0.38%			0.35%			0.31%			0.26%			0.40%			0.25%

Tax-equivalent net interest margin		$36,737	3.55%		$37,776	3.75%		$38,114	3.79%		$36,852	3.69%		$37,424	3.81%		$74,513	3.65%		$74,944	3.87%

Tax-equivalent adjustment		$126	0.01%		$129	0.01%		$127	0.01%		$123	0.01%		$108	0.01%		$255	0.01%		$189	0.01%
* Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Supplemental Information Regarding Accretion of Fair Value Marks

	For the Three Months Ended											For the Six Months Ended
	June 30, 2019			March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		June 30, 2019		June 30, 2018
(dollars in thousands)	Interest	Inc. / (Dec.)	Effect on Yield or Rate	Inc. / (Dec.)	Effect on Yield or Rate	Inc. / (Dec.)	Effect on Yield or Rate	Inc. / (Dec.)	Effect on Yield or Rate	Inc. / (Dec.)	Effect on Yield or Rate	Inc. / (Dec.)	Effect on Yield or Rate	Inc. / (Dec.)	Effect on Yield or Rate
Loans and leases	Income	$1,193	0.14%	$1,997	0.23%	$2,492	0.29%	$1,464	0.17%	$1,945	0.23%	$3,190	0.18%	$4,647	0.28%
Retail time deposits	Expense	(171)	(0.13)%	(222)	(0.17)%	(279)	(0.20)%	(311)	(0.23)%	(339)	(0.25)%	(393)	(0.15)%	(719)	(0.27)%
Long-term FHLB advances	Expense	34	0.26%	33	0.24%	34	0.20%	32	0.16%	25	0.10%	67	0.25%	40	0.07%
Jr. subordinated debt	Expense	43	0.80%	42	0.79%	42	0.77%	41	0.76%	41	0.77%	85	0.79%	81	0.76%
Net interest income from fair value marks		$1,287		$2,144		$2,695		$1,702		$2,218		$3,431		$5,245
Purchase accounting effect on tax-equivalent margin			0.12%		0.21%		0.27%		0.17%		0.23%		0.17%		0.27%

Bryn Mawr Bank Corporation
Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)
(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Reconciliation of Net Income to Net Income (core):
Net income attributable to BMBC (a GAAP measure)	$15,785	$10,677	$17,136	$16,682	$14,688	$26,462	$29,974
Less: Tax-effected non-core noninterest income:
Gain on sale of investment securities available for sale	—	—	—	—	—	—	(6)
Add: Tax-effected non-core noninterest expense items:
Due diligence, merger-related and merger integration expenses	—	—	—	307	2,412	—	5,824
Voluntary years of service incentive program expenses	—	3,553	—	—	—	3,553	—
Add: Federal income tax expense related to re-measurement of net deferred tax asset due to tax reform legislation	—	—	31	151	(69)	—	521
Net income (core) (a non-GAAP measure)	$15,785	$14,230	$17,167	$17,140	$17,031	$30,015	$36,313

Calculation of Basic and Diluted Earnings per Common Share (core):
Weighted average common shares outstanding	20,144,651	20,168,498	20,225,993	20,270,706	20,238,852	20,156,509	20,221,010
Dilutive common shares	99,758	103,163	95,290	167,670	174,726	99,960	206,782
Weighted average diluted shares	20,244,409	20,271,661	20,321,283	20,438,376	20,413,578	20,256,469	20,427,792
Basic earnings per common share (core) (a non-GAAP measure)	$0.78	$0.71	$0.85	$0.85	$0.84	$1.49	$1.80
Diluted earnings per common share (core) (a non-GAAP measure)	$0.78	$0.70	$0.84	$0.84	$0.83	$1.48	$1.78

Calculation of Return on Average Tangible Equity:
Net income attributable to BMBC (a GAAP measure)	$15,785	$10,677	$17,136	$16,682	$14,688	$26,462	$29,974
Add: Tax-effected amortization and impairment of intangible assets	755	741	787	705	702	1,496	1,397
Net tangible income (numerator)	$16,540	$11,418	$17,923	$17,387	$15,390	$27,958	$31,371

Average shareholders' equity	$581,465	$572,086	$556,306	$547,907	$533,901	$576,802	$526,139
Less: Average Noncontrolling interest	688	685	681	678	685	687	684
Less: Average goodwill and intangible assets	(205,593)	(206,716)	(207,893)	(207,880)	(208,039)	(206,152)	(206,790)
Net average tangible equity (denominator)	$376,560	$366,055	$349,094	$340,705	$326,547	$371,337	$320,033

Return on tangible equity (a non-GAAP measure)	17.62%	12.65%	20.37%	20.25%	18.90%	15.18%	19.77%

Calculation of Return on Average Tangible Equity (core):
Net income (core) (a non-GAAP measure)	$15,785	$14,230	$17,167	$17,140	$17,031	$30,015	$36,313
Add: Tax-effected amortization and impairment of intangible assets	755	741	787	705	702	1,496	1,397
Net tangible income (core) (numerator)	$16,540	$14,971	$17,954	$17,845	$17,733	$31,511	$37,710

Average shareholders' equity	$581,465	$572,086	$556,306	$547,907	$533,901	$576,802	$526,139
Less: Average Noncontrolling interest	688	685	681	678	685	687	684
Less: Average goodwill and intangible assets	(205,593)	(206,716)	(207,893)	(207,880)	(208,039)	(206,152)	(206,790)
Net average tangible equity (denominator)	$376,560	$366,055	$349,094	$340,705	$326,547	$371,337	$320,033

Return on tangible equity (core) (a non-GAAP measure)	17.62%	16.59%	20.40%	20.78%	21.78%	17.11%	23.76%

Bryn Mawr Bank Corporation
Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)
(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Calculation of Tangible Equity Ratio (BMBC):
Total shareholders' equity	$590,155	$575,107	$564,704	$551,425	$542,503
Less: Noncontrolling interest	693	686	685	678	677
Less: Goodwill and intangible assets	(205,050)	(206,006)	(207,467)	(208,165)	(208,139)
Net tangible equity (numerator)	$385,798	$369,787	$357,922	$343,938	$335,041

Total assets	$4,736,565	$4,631,993	$4,652,485	$4,388,442	$4,394,203
Less: Goodwill and intangible assets	(205,050)	(206,006)	(207,467)	(208,165)	(208,139)
Tangible assets (denominator)	$4,531,515	$4,425,987	$4,445,018	$4,180,277	$4,186,064

Tangible equity ratio (BMBC)(1)	8.51%	8.35%	8.05%	8.23%	8.00%

Calculation of Tangible Equity Ratio (BMTC):
Total shareholders' equity	$625,464	$605,985	$591,695	$582,698	$582,354
Less: Noncontrolling interest	693	686	685	678	677
Less: Goodwill and intangible assets	(192,450)	(193,329)	(194,715)	(195,337)	(195,245)
Net tangible equity (numerator)	$433,707	$413,342	$397,665	$388,039	$387,786

Total assets	$4,721,394	$4,616,724	$4,637,481	$4,372,590	$4,378,508
Less: Goodwill and intangible assets	(192,450)	(193,329)	(194,715)	(195,337)	(195,245)
Tangible assets (denominator)	$4,528,944	$4,423,395	$4,442,766	$4,177,253	$4,183,263

Tangible equity ratio (BMTC)(1)	9.58%	9.34%	8.95%	9.29%	9.27%

Calculation of Return on Average Assets (core)
Return on average assets (GAAP)	1.36%	0.95%	1.54%	1.51%	1.36%	1.16%	1.41%
Effect of adjustment to GAAP net income to core net income	—%	0.32%	—%	0.04%	0.21%	0.16%	0.29%
Return on average assets (core)	1.36%	1.27%	1.54%	1.55%	1.57%	1.32%	1.70%

Calculation of Return on Average Equity (core)
Return on average equity (GAAP)	10.89%	7.57%	12.22%	12.08%	11.03%	9.25%	11.49%
Effect of adjustment to GAAP net income to core net income	—%	2.52%	0.02%	0.33%	1.76%	1.24%	2.43%
Return on average equity (core)	10.89%	10.09%	12.24%	12.41%	12.79%	10.49%	13.92%

Calculation of Tax-equivalent net interest margin adjusting for the impact of purchase accounting
Tax-equivalent net interest margin	3.55%	3.75%	3.79%	3.69%	3.81%	3.65%	3.87%
Effect of fair value marks	0.12%	0.21%	0.27%	0.17%	0.23%	0.17%	0.27%
Tax-equivalent net interest margin adjusting for the impact of purchase accounting	3.43%	3.54%	3.52%	3.52%	3.58%	3.48%	3.60%

(1)	Capital Ratios for the current quarter are to be considered preliminary until the Call Reports are filed.

Bryn Mawr Bank Corporation
Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)
(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Six Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
Calculation of Tax-equivalent net interest income adjusting for the impact of purchase accounting
Tax-equivalent net interest income	$36,737	$37,776	$38,114	$36,852	$37,424
Effect of fair value marks	1,287	2,144	2,695	1,702	2,218
Tax-equivalent net interest income adjusting for the impact of purchase accounting	$35,450	$35,632	$35,419	$35,150	$35,206

Calculation of Efficiency Ratio:
Noninterest expense	$35,188	$39,724	$34,845	$33,592	$35,836	$74,912	$71,866
Less: certain noninterest expense items*:
Amortization of intangibles	(956)	(938)	(997)	(891)	(889)	(1,894)	(1,768)
Due diligence, merger-related and merger integration expenses	—	—	—	(389)	(3,053)	—	(7,372)
Voluntary years of service incentive program expenses	—	(4,498)	—	—	—	(4,498)	—
Noninterest expense (adjusted) (numerator)	$34,232	$34,288	$33,848	$32,312	$31,894	$68,520	$62,726

Noninterest income	$20,221	$19,253	$18,097	$18,274	$20,075	$39,474	$39,611
Less: non-core noninterest income items:
Gain on sale of investment securities available for sale	—	—	—	—	—	—	(7)
Noninterest income (core)	$20,221	$19,253	$18,097	$18,274	$20,075	$39,474	$39,604
Net interest income	36,611	37,647	37,987	36,729	37,316	74,258	74,755
Noninterest income (core) and net interest income (denominator)	$56,832	$56,900	$56,084	$55,003	$57,391	$113,732	$114,359

Efficiency ratio	60.23%	60.26%	60.35%	58.75%	55.57%	60.25%	54.85%

Supplemental Loan and Allowance Information Used to Calculate Non-GAAP Measures
Total Allowance	$21,182	$20,616	$19,426	$18,684	$19,398
Less: Allowance on acquired loans	106	97	97	72	217
Allowance on originated loans and leases	$21,076	$20,519	$19,329	$18,612	$19,181

Total Allowance	$21,182	$20,616	$19,426	$18,684	$19,398
Loan mark on acquired loans	14,174	15,841	17,822	24,964	26,705
Total Allowance + Loan mark	$35,356	$36,457	$37,248	$43,648	$46,103

Total Portfolio loans and leases	$3,534,665	$3,523,514	$3,427,154	$3,381,475	$3,389,501
Less: Originated loans and leases	3,088,849	3,032,270	2,885,251	2,752,160	2,700,815
Net acquired loans	$445,816	$491,244	$541,903	$629,315	$688,686
Add: Loan mark on acquired loans	14,174	15,841	17,822	24,964	26,705
Gross acquired loans (excludes loan mark)	$459,990	$507,085	$559,725	$654,279	$715,391
Originated loans and leases	3,088,849	3,032,270	2,885,251	2,752,160	2,700,815
Total Gross portfolio loans and leases	$3,548,839	$3,539,355	$3,444,976	$3,406,439	$3,416,206

*
In calculating the Corporation's efficiency ratio, which is used by Management to identify the cost of generating each dollar of core revenue, certain non-core income and expense items as well as the amortization of intangible assets, are excluded.